                         UBS PAINEWEBBER CASHFUND, INC.

                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                          ----------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

    UBS PaineWebber Cashfund, Inc. is a professionally managed, no load money market fund designed to provide investors with current income, stability of principal and high liquidity.

    The fund's investment advisor and administrator is UBS PaineWebber Inc. ('UBS PaineWebber'sm'*'). Brinson Advisors, Inc. ('Brinson Advisors') is the fund's principal underwriter, sub-advisor and sub-administrator.
UBS PaineWebber and Brinson Advisors are indirect wholly owned subsidiaries of UBS AG.

    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647-1568.

    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 1, 2001. A copy of the Prospectus may be obtained by calling any UBS PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated August 1, 2001.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Organization of the Fund; Directors and Officers; Principal
  Holders and Management Ownership of Securities............    9
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   16
Portfolio Transactions......................................   18
Additional Information Regarding Redemptions; Financial
  Institutions..............................................   19
Valuation of Shares.........................................   19
Performance Information.....................................   20
Taxes.......................................................   21
Other Information...........................................   22
Financial Statements........................................   22

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* UBS PaineWebber is a service mark of UBS AG.

                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

    The fund's investment objective is to provide current income, stability of principal and high liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    The fund may purchase only those obligations that Brinson Advisors determines, pursuant to procedures adopted by the board, present minimal credit risks and are 'First Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ('Investment Company Act'). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('rating agency') (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Brinson Advisors to be of comparable quality.

    The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

    Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Brinson Advisors becomes aware that a security has received a rating below the second highest rating by any rating agency, Brinson Advisors and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ('SEC'). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See 'The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See 'The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

    INVESTING IN FOREIGN SECURITIES. The fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

    CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Brinson Advisors has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board. Brinson Advisors takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security,
(2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Brinson Advisors monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

    Brinson Advisors also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains a separate account for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when Brinson Advisors believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or
(3) such investments would enhance the fund's liquidity.

    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program.

INVESTMENT LIMITATIONS OF THE FUND

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    The fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

    The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

    (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The fund will not:

    (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                      ORGANIZATION OF THE FUND; DIRECTORS
                      AND OFFICERS; PRINCIPAL HOLDERS AND
                       MANAGEMENT OWNERSHIP OF SECURITIES

    The fund was organized on January 20, 1978 as a Maryland corporation. The fund has authority to issue 20 billion shares of common stock, par value $.001 per share. The fund is governed by a board of directors, which oversees its operations.

    The directors (sometimes referred to as 'board members') and executive officers of the fund, their ages, business addresses and principal occupations during the past five years are:

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Margo N. Alexander*'D'; 54                      Director            Mrs. Alexander is Chairman (since
                                                                    March 1999), and a director of Brinson
                                                                    Advisors (since January 1995), and an
                                                                    executive vice president and a director
                                                                    of UBS PaineWebber (since March 1984).
                                                                    She was chief executive officer of
                                                                    Brinson Advisors from January 1995 to
                                                                    October 2000. Mrs. Alexander is a
                                                                    director or trustee of 22 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Richard Q. Armstrong; 66                        Director            Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                                  of R.Q.A. Enterprises (management
One Old Church Road                                                 consulting firm) (since April 1991 and
Unit #6                                                             principal occupation since March 1995).
Greenwich, CT 06830                                                 He is also a director of AlFresh
                                                                    Beverages Canada, Inc. (a Canadian
                                                                    Beverage subsidiary of AlFresh Foods
                                                                    Inc.) (since October 2000).
                                                                    Mr. Armstrong was chairman of the board,
                                                                    chief executive officer and co-owner of
                                                                    Adirondack Beverages (producer and
                                                                    distributor of soft drinks and
                                                                    sparkling/still waters)
                                                                    (October 1993-March 1995). He was a
                                                                    partner of The New England Consulting
                                                                    Group (management consulting firm)
                                                                    (December 1992-September 1993). He was
                                                                    managing director of LVMH U.S.
                                                                    Corporation (U.S. subsidiary of the
                                                                    French luxury goods conglomerate, Louis
                                                                    Vuitton Moet Hennessey Corporation)
                                                                    (1987-1991) and chairman of its wine and
                                                                    spirits subsidiary, Schieffelin &
                                                                    Somerset Company (1987-1991). Mr.
                                                                    Armstrong is a director or trustee of 21
                                                                    investment companies for which Brinson
                                                                    Advisors, UBS PaineWebber or one of
                                                                    their affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
E. Garrett Bewkes, Jr.**'D'; 74          Director and Chairman      Mr. Bewkes serves as a consultant to UBS
                                       of the Board of Directors    PaineWebber (since May 1999). Prior to
                                                                    November 2000, he was a director of
                                                                    Paine Webber Group Inc. ('PW Group,'
                                                                    formerly the holding company of
                                                                    UBS PaineWebber and Brinson Advisors)
                                                                    and prior to 1996, he was a consultant
                                                                    to PW Group. Prior to 1988, he was
                                                                    chairman of the board, president and
                                                                    chief executive officer of American
                                                                    Bakeries Company. Mr. Bewkes is a
                                                                    director of Interstate Bakeries
                                                                    Corporation. Mr. Bewkes is a director or
                                                                    trustee of 32 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor, sub-advisor or
                                                                    manager.

Richard R. Burt; 54                             Director            Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave, N.W.                                         LLP (international investments and
Washington, D.C. 20004                                              consulting firm) (since March 1994) and
                                                                    a partner of McKinsey & Company
                                                                    (management consulting firm) (since
                                                                    1991). He is also a director of
                                                                    Archer-Daniels-Midland Company
                                                                    (agricultural commodities), Hollinger
                                                                    International Company (publishing), six
                                                                    investment companies in the Deutsche
                                                                    Bank family of funds, nine investment
                                                                    companies in the Flag Investors family
                                                                    of funds, The Central European Fund,
                                                                    Inc. and The Germany Fund, Inc., vice
                                                                    chairman of Anchor Gaming (provides
                                                                    technology to gaming and wagering
                                                                    industry) (since July 1999) and chairman
                                                                    of Weirton Steel Corp. (makes and
                                                                    finishes steel products) (since
                                                                    April 1996). He was the chief negotiator
                                                                    in the Strategic Arms Reduction Talks
                                                                    with the former Soviet Union (1989-1991)
                                                                    and the U.S. Ambassador to the Federal
                                                                    Republic of Germany (1985-1989).
                                                                    Mr. Burt is a director or trustee of 21
                                                                    investment companies for which Brinson
                                                                    Advisors, UBS PaineWebber or one of
                                                                    their affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Meyer Feldberg; 59                              Director            Mr. Feldberg is Dean and Professor of
Columbia University                                                 Management of the Graduate School of
101 Uris Hall                                                       Business, Columbia University. Prior to
New York, NY 10027                                                  1989, he was president of the Illinois
                                                                    Institute of Technology. Dean Feldberg
                                                                    is also a director of Primedia, Inc.
                                                                    (publishing), Federated Department
                                                                    Stores, Inc. (operator of department
                                                                    stores), Revlon, Inc. (cosmetics) and
                                                                    Select Medical Inc. (healthcare
                                                                    services). Dean Feldberg is a director
                                                                    or trustee of 29 investment companies
                                                                    for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

George W. Gowen; 71                             Director            Mr. Gowen is a partner in the law firm
666 Third Avenue                                                    of Dunnington, Bartholow & Miller. Prior
New York, NY 10017                                                  to May 1994, he was a partner in the law
                                                                    firm of Fryer, Ross & Gowen. Mr. Gowen
                                                                    is a director or trustee of 29
                                                                    investment companies for which Brinson
                                                                    Advisors, UBS PaineWebber or one of
                                                                    their affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Frederic V. Malek; 64                           Director            Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                                         Partners (merchant bank) and chairman of
Suite 350                                                           Thayer Hotel Investors III, Thayer Hotel
Washington, DC 20004                                                Investors II and Lodging Opportunities
                                                                    Fund (hotel investment partnerships).
                                                                    From January 1992 to November 1992, he
                                                                    was campaign manager of Bush-Quayle `92.
                                                                    From 1990 to 1992, he was vice chairman
                                                                    and, from 1989 to 1990, he was president
                                                                    of Northwest Airlines Inc. and NWA Inc.
                                                                    (holding company of Northwest Airlines
                                                                    Inc.). Prior to 1989, he was employed by
                                                                    the Marriott Corporation (hotels,
                                                                    restaurants, airline catering and
                                                                    contract feeding), where he most
                                                                    recently was an executive vice president
                                                                    and president of Marriott Hotels and
                                                                    Resorts. Mr. Malek is also a director of
                                                                    Aegis Communications, Inc.
                                                                    (tele-services), American Management
                                                                    Systems, Inc. (management consulting and
                                                                    computer related services), Automatic
                                                                    Data Processing, Inc. (computing
                                                                    services), CB Richard Ellis, Inc. (real
                                                                    estate services), FPL Group, Inc.
                                                                    (electric services), Classic Vacation
                                                                    Group (packaged vacations), Manor Care,
                                                                    Inc. (health care), and Northwest
                                                                    Airlines Inc. Mr. Malek is a director or
                                                                    trustee of 21 investment companies
                                                                    for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Carl W. Schafer; 65                             Director            Mr. Schafer is president of the Atlantic
66 Witherspoon Street #1100                                         Foundation (charitable foundation). He
Princeton, NJ 08542                                                 is a director of Labor Ready, Inc.
                                                                    (temporary employment), Roadway Express,
                                                                    Inc. (trucking), The Guardian Group of
                                                                    Mutual Funds, the Harding, Loevner
                                                                    Funds, E.I.I. Realty Trust (investment
                                                                    company), Electronic Clearing House,
                                                                    Inc. (financial transactions
                                                                    processing), Frontier Oil Corporation
                                                                    and Nutraceutix, Inc. (biotechnology
                                                                    company). Prior to January 1993, he was
                                                                    chairman of the Investment Advisory
                                                                    Committee of the Howard Hughes Medical
                                                                    Institute. Mr. Schafer is a director or
                                                                    trustee of 21 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor, sub-advisor or
                                                                    manager.

Brian M. Storms*'D'; 46                  Director and President     Mr. Storms is chief executive officer
                                                                    (since October 2000) and president of
                                                                    Brinson Advisors (since March 1999).
                                                                    Mr. Storms was president of Prudential
                                                                    Investments (1996-1999). Prior to
                                                                    joining Prudential Investments, he was a
                                                                    managing director at Fidelity
                                                                    Investments. Mr. Storms is president and
                                                                    a director or trustee of 24 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Thomas Disbrow***; 35                 Vice President and Assistant  Mr. Disbrow is a director and a senior
                                               Treasurer            manager of the mutual fund finance
                                                                    department of Brinson Advisors. Prior to
                                                                    November 1999, he was a vice president
                                                                    of Zweig/Glaser Advisers. Mr. Disbrow is
                                                                    a vice president and assistant treasurer
                                                                    of 22 investment companies for which
                                                                    Brinson Advisors, UBS PaineWebber or one
                                                                    of their affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Amy R. Doberman**; 39                 Vice President and Secretary  Ms. Doberman is an executive director and the general counsel of Brinson
                                                                    Advisors. From December 1996 through
                                                                    July 2000, she was general counsel of
                                                                    Aeltus Investment Management, Inc. Prior
                                                                    to working at Aeltus, Ms. Doberman was a
                                                                    Division of Investment Management
                                                                    Assistant Chief Counsel at the SEC.
                                                                    Ms. Doberman is a vice president and
                                                                    secretary of 22 investment companies and
                                                                    secretary of two investment companies
                                                                    for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Kevin J. Mahoney***; 35                    Vice President and       Mr. Mahoney is a director and a senior
                                          Assistant Treasurer       manager of the mutual fund finance
                                                                    department of Brinson Advisors. From
                                                                    August 1996 through March 1999, he was
                                                                    the manager of the mutual fund internal
                                                                    control group of Salomon Smith Barney.
                                                                    Mr. Mahoney is a vice president and
                                                                    assistant treasurer of 22 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Michael H. Markowitz*; 36                    Vice President         Mr. Markowitz is an executive director
                                                                    portfolio manager and head of U.S. short
                                                                    duration fixed income of Brinson
                                                                    Advisors. Mr. Markowitz is a vice
                                                                    president of 10 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor, sub-advisor or
                                                                    manager.

Emil Polito*; 40                             Vice President         Mr. Polito is an executive director and
                                                                    head of investment support and mutual
                                                                    fund services of Brinson Advisors. From
                                                                    July 2000 to October 2000, he was a
                                                                    senior manager of investment systems at
                                                                    Dreyfus Corp. Prior to July 2000,
                                                                    Mr. Polito was a senior vice president
                                                                    and director of operations and control
                                                                    for Brinson Advisors. Mr. Polito is also
                                                                    vice president of 22 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Susan Ryan*; 41                              Vice President         Ms. Ryan is an executive director and a
                                                                    portfolio manager of Brinson Advisors.
                                                                    Ms. Ryan is a vice president of six
                                                                    investment companies for which Brinson
                                                                    Advisors, UBS PaineWebber or one of
                                                                    their affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Paul H. Schubert***; 38               Vice President and Treasurer  Mr. Schubert is an executive director and head of the mutual fund finance
                                                                    department of Brinson Advisors.
                                                                    Mr. Schubert is a vice president and
                                                                    treasurer of 22 investment companies and
                                                                    treasurer and principal accounting
                                                                    officer of two investment companies
                                                                    for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Keith A. Weller**; 39                 Vice President and Assistant  Mr. Weller is a director and senior
                                               Secretary            associate general counsel of Brinson
                                                                    Advisors. Mr. Weller is a vice president
                                                                    and assistant secretary of 22 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

-------------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

'D' Mrs. Alexander, Mr. Bewkes, and Mr. Storms are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

    The fund pays each board member who is not an 'interested person' of the fund $1,000 annually and up to $150 for attending each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the complex of funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor or investment manager receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Brinson Advisors performs substantially all the services necessary for the operation of the fund, the fund requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the fund for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the fund's current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as investment advisor or investment manager during the periods indicated.

                             COMPENSATION TABLE'D'

                                            AGGREGATE      TOTAL COMPENSATION FROM
                                           COMPENSATION     THE FUND AND THE FUND
        NAME OF PERSON, POSITION          FROM THE FUND*          COMPLEX**
        ------------------------          --------------          ---------
Richard Q. Armstrong,
  Director..............................      $1,780              $108,232
Richard R. Burt,
  Director..............................       1,780               108,232
Meyer Feldberg,
  Director..............................       1,780               173,982
George W. Gowen,
  Director..............................       2,107               173,982
Frederic V. Malek,
  Director..............................       1,780               108,232
Carl W. Schafer,
  Director..............................       1,780               106,372

---------

'D' Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager and identified above; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from these funds.

 * Represents fees paid to each board member from the fund for the fiscal year ended March 31, 2001.

** Represents total compensation paid during the calendar year ended December 31, 2000, to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds have a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    UBS PaineWebber, 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of the fund's shares as of June 30, 2001. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of those shares.

    As of July 1, 2001, directors and officers beneficially owned in the aggregate less than 1% of the outstanding shares of the fund.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS PaineWebber acts as the fund's investment advisor and administrator pursuant to a contract with the Fund ('UBS PaineWebber Contract'). Under the UBS PaineWebber Contract, the fund pays UBS PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
Up to $500 million..........................................     0.500%
In excess of $500 million up to $1.0 billion................     0.425
In excess of $1.0 billion up to $1.5 billion................     0.390
In excess of $1.5 billion up to $2.0 billion................     0.380
In excess of $2.0 billion up to $2.5 billion................     0.350
In excess of $2.5 billion up to $3.5 billion................     0.345
In excess of $3.5 billion up to $4.0 billion................     0.325
In excess of $4.0 billion up to $4.5 billion................     0.315
In excess of $4.5 billion up to $5.0 billion................     0.300
In excess of $5.0 billion up to $5.5 billion................     0.290
In excess of $5.5 billion...................................     0.280

    Services provided by UBS PaineWebber under the UBS PaineWebber Contract, some of which may be delegated to Brinson Advisors, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the UBS PaineWebber Contract, during the fiscal years ended March 31, 2001, 2000 and 1999, the fund paid (or accrued) to UBS PaineWebber investment advisory and administrative fees in the amount of $21,492,480, $21,045,342 and $20,847,408, respectively.

    Under the terms of the UBS PaineWebber Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS PaineWebber. Expenses borne by the fund include the following: (a) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the fund by UBS PaineWebber; (c) filing fees and expenses relating to the registration and qualification of the fund's shares under federal or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the fund's directors and officers who are not officers or employees of UBS PaineWebber or interested persons (as defined in the Investment Company Act) of any investment advisor or underwriter of the fund ('Independent Directors'); (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors; (i) charges of custodians, transfer agents and other agents; (j) costs of preparing share certificates; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy materials; (l) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; and (m) fees and other expenses incurred in connection with membership in investment company organizations.

    Under a contract with UBS PaineWebber ('Sub-Advisory Contract'), Brinson Advisors is responsible for the actual investment management of the fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold particular securities. Under the Sub-Advisory

Contract, UBS PaineWebber (not the fund) pays Brinson Advisors an annual fee, computed daily and paid monthly, according to the following schedule:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
Up to $500 million..........................................    0.0900%
In excess of $500 million up to $1.0 billion................    0.0500
In excess of $1.0 billion up to $1.5 billion................    0.0400
In excess of $1.5 billion up to $2.0 billion................    0.0300
In excess of $2.0 billion up to $2.5 billion................    0.0250
In excess of $2.5 billion up to $3.5 billion................    0.0250
In excess of $3.5 billion up to $4.5 billion................    0.0200
In excess of $4.5 billion up to $5.5 billion................    0.0125
In excess of $5.5 billion...................................    0.0100

    Under the Sub-Advisory Contract, during the fiscal years ended March 31, 2001, 2000 and 1999, UBS PaineWebber paid (or accrued) to Brinson Advisors fees in the amount of $1,809,553, $1,793,584 and $1,786,515, respectively.

    Under a contract with UBS PaineWebber ('Sub-Administration Contract'), Brinson Advisors also serves as the fund's sub-administrator. Under the Sub-Administration Contract, UBS PaineWebber (not the fund) pays Brinson Advisors 20% of the fees received by UBS PaineWebber under the UBS PaineWebber Contract, such amount to be paid monthly and reduced by any amount paid by UBS PaineWebber in each such month under the Sub-Advisory Contract. Under the Sub-Administration Contract, during the fiscal years ended March 31, 2001, 2000 and 1999, UBS PaineWebber paid (or accrued) to Brinson Advisors fees in the amount of $2,488,943, $2,415,484 and $2,382,967, respectively.

    Each of the advisory, sub-advisory and sub-administration contracts noted above provides that UBS PaineWebber or Brinson Advisors, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS PaineWebber or Brinson Advisors, in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each of the advisory, sub-advisory and sub-administration contracts is terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to UBS PaineWebber or Brinson Advisors, as the case may be. Each of the advisory and sub-advisory contracts may also be terminated by UBS PaineWebber or Brinson Advisors, as the case may be, on 90 days' written notice to the fund. The sub-administration contract may also be terminated by Brinson Advisors on 60 days' written notice to the fund. Each of the advisory, sub-advisory and sub-administration contracts terminates automatically upon its assignment.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the fund's principal underwriter pursuant to a principal underwriting contract with the fund ('Principal Underwriting Contract'). The Principal Underwriting Contract requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Brinson Advisors enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

    TRANSFER AGENCY-RELATED SERVICES. PFPC, Inc. ('PFPC') the fund's transfer agent, (not the fund) pays UBS PaineWebber for certain transfer agency related services that PFPC has delegated to UBS PaineWebber.

    SECURITIES LENDING. During the fiscal years ended March 31, 2001, 2000 and 1999, the fund paid no fees to UBS PaineWebber for its services as securities lending agent because the fund did not engage in any securities lending activities.

                             PORTFOLIO TRANSACTIONS

    The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    The Sub-Advisory Contract authorizes Brinson Advisors (with the approval of the board) to select brokers and dealers to execute purchases and sales of the fund's portfolio securities. It directs Brinson Advisors to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the fund. Brinson Advisors may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to Brinson Advisors' duty to seek best execution. To the extent that the execution and price offered by more than one dealer are comparable, Brinson Advisors may, in its discretion, effect transactions in portfolio securities with dealers who provide the fund or Brinson Advisors with research, analysis, advice and similar services. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, Brinson Advisors will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Agency transactions in over-the-counter securities are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that Brinson Advisors obtain multiple quotes from dealers before executing the transaction on an agency basis. Moreover, Brinson Advisors will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Brinson Advisors in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Brinson Advisors under the Sub-Advisory Contract.

    During the fiscal years ended March 31, 2001, 2000 and 1999, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

    Investment decisions for the fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

    As of March 31, 2001, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

                ISSUER                     TYPE OF SECURITY                     VALUE
                ------                     ----------------                     -----
Credit Suisse First Boston, Inc.         Commercial paper                    $ 49,500,000
Credit Suisse First Boston, Inc.         Short-term corporate                $ 50,000,000
                                         obligation
Merrill Lynch & Company Inc.             Commercial paper                    $ 34,875,313
Merrill Lynch & Company Inc.             Short-term corporate                $114,997,341
                                         obligation
Morgan Stanley Dean Witter & Co.         Commercial paper                    $209,316,083
Morgan Stanley Dean Witter & Co.         Short-term corporate                $ 50,000,000
                                         obligation
Salomon Smith Barney Holdings            Commercial paper                    $ 24,992,958

                 ADDITIONAL INFORMATION REGARDING REDEMPTIONS;
                             FINANCIAL INSTITUTIONS

    ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

    Under normal circumstances, the fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS PaineWebber by telegram or telephone to Brinson Advisors. Such a redemption order will be executed at the net asset value next determined after the order is received by Brinson Advisors. Redemptions of fund shares effected through a broker-dealer other than UBS PaineWebber may be subject to a service charge by that broker-dealer.

    FINANCIAL INSTITUTIONS. The fund may authorize financial institutions and their agents, to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents.

                              VALUATION OF SHARES

    The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is determined by State Street Bank and Trust Company ('State Street') as of 2:00 p.m., Eastern time, on each Business Day. As defined in the Prospectus, 'Business Day' means any day on which State Street's Boston offices, and the New York City offices of UBS PaineWebber and UBS PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

    The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that Brinson Advisors, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

    The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. Investment return will fluctuate.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:

       P(1 + T)n   =   ERV
    where:     P   =   a hypothetical initial payment of $1,000 to purchase fund
                       shares
               T   =   average annual total return of fund shares
               n   =   number of years
             ERV   =   ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

    The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

    The following table shows performance information for the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

Year ended March 31, 2001:
    Standardized Return.....................................     6.02%
Five Years ended March 31, 2001:
    Standardized Return.....................................     5.22%
Ten Years ended March 31, 2001:
    Standardized Return.....................................     4.71%

    CALCULATION OF YIELD. The fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. The fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

          EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7]  --  1

    The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

    The fund's yield and effective yield for the seven-day period ended March 31, 2001 were 4.71% and 4.82%, respectively.

    OTHER INFORMATION. The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), IBC Financial Data, Inc. ('IBC'), Wiesenberger Investment Companies Service ('Wiesenberger') or Investment Company Data Inc. ('ICD'), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The fund may also compare its performance with the performance of bank certificates of deposit ('CDs') as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes'r' Money Markets.

                                     TAXES

    The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                               OTHER INFORMATION

    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result the holders of more than 50% of all the shares of the fund may elect all its board members.

    The fund does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the fund's outstanding shares. Each share of the fund has equal voting, dividend and liquidation rights.

    PRIOR NAMES. Prior to April 12, 2001, the fund's name was 'PaineWebber Cashfund, Inc.'

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC, Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

    The fund's Annual Report to Shareholders for its last fiscal year ended March 31, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------

                                                                 UBS PaineWebber
                                                                  Cashfund, Inc.
                                         ---------------------------------------
                                             Statement of Additional Information
                                                                  August 1, 2001
                                         ---------------------------------------

                                                                 UBS PAINEWEBBER

'c' 2001 UBS PaineWebber Inc. All rights reserved.




                       STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as..........................  'c'
The registered trademark symbol shall be expressed as...............  'r'
The service mark symbol shall be expressed as....................... 'sm'
The dagger symbol shall be expressed as.............................  'D'
Characters normally expressed as superscript shall be preceded by... 'pp'